IndexIQ ETF Trust

SUMMARY PROSPECTUS    |   AUGUST 29, 2018

IQ Enhanced Core Plus Bond U.S. ETF

AGGP

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus,
which contains more information about the Fund and its risks.
The Fund’s full prospectus dated August 29, 2018 and
statement of additional information dated August 29, 2018,
and most recent annual report to shareholders, dated April 30,
2018, are all incorporated by reference into this Summary
Prospectus. All this information may be obtained at no cost
either: online at nylinvestments.com/etfs/resources/
prospectus; by calling IndexIQ Funds at 888-474-7725 or by
sending an email request to info@indexiq.com.

AGGP LISTED ON NYSE ARCA    |   CUSIP # 45409B479

Summary Information

IQ Enhanced Core Plus Bond U.S. ETF

Investment Objective

The Fund seeks investment results that track (before fees and expenses) the price and yield performance of its underlying index, the IQ Enhanced Core Plus Bond U.S. Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Shareholder Fees (fees paid directly from your investment):

No shareholder fees are levied by the Fund for purchases and sales made on the Secondary Market.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.25%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Acquired Fund Fees & Expenses(a)	0.17%
Total Annual Fund Operating Expenses	0.43%
Fee Waiver(b)	0.05%
Total Annual Fund Operating Expenses After Fee Waiver	0.38%

(a)	The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees & Expenses. Acquired Fund Fees & Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds.
(b)	IndexIQ Advisors LLC (the “Advisor”) has contractually agreed, until August 31, 2019, to waive a portion of its management fee equal to 0.05% of average daily net assets.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$39	$133	$236	$537

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 269% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s Shares.

Principal Investment Strategies

The Fund is a “fund of funds” which means it invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index, which includes underlying funds. The Underlying Index seeks to outperform the U.S. dollar-denominated taxable fixed income universe by using a combination of short- and long-term momentum to overweight and underweight various sectors of the investment grade and high yield (or “junk”) fixed income securities market (the “Investment Grade and High Yield Market”).

The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ LLC’s (“IndexIQ”) rules-based methodology of such Underlying Index. Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles organized in the U.S. (“ETVs”) (such ETFs and ETVs are referred to collectively as “exchange-traded products” or “ETPs”). As of June 30, 2018, the Underlying Index consists of 20 Underlying Index Components. The Fund may invest more than 25% of its assets in an Underlying Index Component. The Fund may also invest in other securities and instruments, including but not limited to futures contracts and swap agreements (collectively, “Financial Instruments”) and bonds. The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, directly or indirectly through ETPs in bonds, which include all types of debt securities, of U.S. issuers.

The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ LLC IndexIQ with New York Life Investment Management LLC (“NYLIM”) acting as index consultant to IndexIQ. The Underlying Index follows a rules-based methodology to construct an index consisting of investments in various sectors of the

Investment Grade and High Yield Market. The sectors of the fixed income securities market in which the Underlying Index principally invests are:

•	Short-term U.S. Treasuries (1-3 year maturities);
•	Intermediate-term U.S. Treasuries (3-10 year maturities);
•	Long-term U.S. Treasuries (greater than 10 year maturities);
•	U.S. investment grade corporate bonds;
•	U.S. investment grade mortgage-backed securities;
•	U.S. high yield (or “junk”) debt; and
•	U.S.-dollar denominated debt of emerging market issuers.

The Underlying Index weights each of the various sectors of the Investment Grade and High Yield Market based on the total return momentum of each fixed income sector. Momentum is measured by comparing the average total return index of the fixed income market sector over a short-term period with the sector’s average total return index over a longer-term period, while taking into account the volatility of the sector. Volatility is the standard deviation of returns and measures the amount of fluctuation in a security’s or group of securities’ value over time. The Underlying Index overweighs fixed income sectors with high momentum and underweights fixed income sectors with low momentum. The exposure of the Underlying Index to different sectors of the Investment Grade and High Yield Market will vary over time. The maximum exposure of the Underlying Index to any single U.S. Treasury or investment grade sector is 50% of the Underlying Index. Up to 25% of the Underlying Index may consist of ETPs that invest principally in securities rated below investment grade (high yield debt). Up to 5% of the Underlying Index may consist of ETPs that invest principally in U.S.-dollar denominated debt of emerging market issuers. Over long-term periods, the Underlying Index is expected to have similar volatility to the investment grade fixed income securities market. However, the Underlying Index’s and Fund’s volatility during certain periods may materially exceed the volatility of the investment grade U.S. fixed income securities market. The Underlying Index rebalances monthly. The composition of the Underlying Index may change over time.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. The Fund’s Shares will change in value and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds.”

Asset Class Risk

Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular securities market or other asset classes.

Authorized Participant Concentration Risk

Only certain large institutions (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that those Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with the Fund and no other Authorized Participant is able to step forward to engage in creation and redemption transactions with the Fund, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Derivatives Risk

Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may also increase the expenses of the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. Swap transactions tend to shift the Fund’s investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund.

Exchange Traded Product Risk

The value of the Fund’s investment in ETPs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or de-listings.

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the ETPs in which it invests.

Index Risk

The performance of the Underlying Index and the Fund may deviate from that of the markets the Underlying Index seeks to track due to changes that are reflected in the sector more quickly than the quarterly rebalancing process can track. Securities in the Underlying Index or the Fund’s portfolio may also underperform in comparison to the general securities markets.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably.

Operational Risk

The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Passive Management Risk

Unlike many investment companies, the Fund seeks to track its Underlying Index and is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) the Underlying Index.

Portfolio Turnover Risk

The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s investment exposures. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Tracking Error Risk

The strategy used by the Advisor to match the performance of the Underlying Index may fail to produce the intended results.

Trading Price Risk

Although it is expected that generally the market price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly. The Fund faces numerous Secondary Market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in Secondary Markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV.

Underlying Funds Risk

An investment in the Fund is subject to the risks associated with the underlying ETPs that comprise the Fund’s Underlying Index. These risks include:

•	Credit Risk. An issuer or guarantor of a bond might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on a bond when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the bond, sometimes dramatically.
•	Emerging Markets Securities Risk. Securities of issuers based in countries with developing economies (emerging markets) may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets.
•	High Yield Securities Risk. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of their issuers and price fluctuations in response to changes in interest rates. The market value and liquidity of high yield securities may be negatively impacted by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by a low volume of trading.
•	Interest Rate Risk. The value of bonds may fall when interest rates rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on bonds from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain bonds, which may reduce the liquidity and increase the volatility of such bonds.
•	Mortgage-Backed Securities Risk. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

Performance Information

The bar chart that follows shows the annual total returns of the Fund for a full calendar year. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one calendar year compared with its underlying index and additional broad measures of market performance The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. All returns assume reinvestment of dividends and distributions.

As of the date of this Prospectus, the Fund has not completed a full calendar year and therefore does not report its performance information. Fund performance current to the most recent month-end is available by calling 1-888-474-7725 or by visiting nylinvestments.com/etfs.

The Fund’s year-to-date total return as of June 30, 2018 was -2.82%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	1.66%	Q2/2017
Lowest Return	0.19%	Q4/2017

Average Annual Total Returns as of December 31, 2017

	1 Year	Since Inception(1)
Returns before taxes	4.24%	2.87%
Returns after taxes on distributions(2)	2.89%	1.56%
Returns after taxes on distributions and sale of Fund shares(2)	2.39%	1.59%
IQ Enhanced Core Plus Bond U.S. Index
(reflects no deduction for fees, expenses or taxes)	4.51%	3.12%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	1.51%

(1)	The Fund commenced operations on May 10, 2016.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Advisor

IndexIQ Advisors LLC is the investment advisor to the Fund.

Portfolio Manager

The professionals jointly and primarily responsible for the day-to-day management of the Fund are Greg Barrato and James Harrison. Mr. Barrato, Senior Vice President of the Advisor, has been a portfolio manager of the Fund since its inception and Mr. Harrison, Vice President of the Advisor, has been a portfolio manager of the Fund since April 2018.

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at net asset value (“NAV”), only in blocks of 50,000 Shares or whole multiples thereof (“Creation Units”). The Fund’s Creation Units are issued and redeemed principally in-kind for securities included in the Fund. Retail investors may acquire Shares on NYSE Arca, Inc. through a broker-dealer.

Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

IndexIQ ETF Trust
Mailing Address
51 Madison Avenue,
New York, New York 10010
1-888-474-7725
nylinvestments.com/etfs

MEAGGP01-08/18